                       [MONUMENT FUNDS GROUP, INC. LOGO]

                              MONUMENT SERIES FUND
                          7920 NORFOLK AVE, SUITE 500
                               BETHESDA, MD 20814
                                  301-215-7550
                                  888-420-9950

                                                               December 15, 2000

Dear Shareholders:

     We know it has been a challenging time for many of our shareholders during the Fund's most recent fiscal year, which ran from November 1, 1999 through October 31, 2000. Y2K issues; the Olympics; a Subway World Series; rising energy prices; rising interest rates; global economic slowing; collapse of the Euro; and the Internet boom followed by Internet bust made FY 2000 a year to remember.

MONUMENT INTERNET FUND (CURRENTLY MONUMENT DIGITAL TECHNOLOGY FUND)

     New Internet companies presented dramatic challenges to well-established competitors. Corporations installed billions of dollars worth of Internet enabling technologies, turning Information Technology (IT) spending in a new direction. As traditional corporations seized the Internet initiative, vendors of software, hardware, and services experienced dramatic sales growth and rapid expansion. Pure Internet companies such as Yahoo and eBay experienced dramatic growth in market areas that have no ready comparison in the non-Internet world.

     This growth fueled excessive speculation in Internet companies through the spring of 2000, which subsequently came crashing down through the summer and fall months. While, early in 2000, Internet stocks reached valuations not rationally supported, the downside price compression on some Internet and technology companies through the end of our fiscal year also appears excessive.

     While currently out-of-favor as an investment, the Internet Economy continues to grow rapidly and is far larger than many people realize. Media Metrix reported that in October 2000 there were more than 80 million unique Internet users who visited the web sites they monitor(1). This represented a year over year increase of 26% from October 1999.

     During the second half of the fiscal year your Fund moved assets away from first-stage dot com Internet companies and towards Internet enabling technologies, infrastructure and communications. Fund management is confident that your Fund is well positioned for future growth in the Internet and technology spaces.

---------------
1 November 17, 2000 and November 22, 1999 press releases from Media Metrix, a
  Jupiter Media Metrix. See www.mediametrix.com for additional details.

             MONUMENT INTERNET FUND -- GROWTH OF $10,000 INVESTMENT

           CLASS A SHARES
[LINE GRAPH]

                                                S&P               INTER@CTIVE WK            INTERNET            NASDAQ-100(R)
                                                ---               --------------            --------            -------------
11/16/98                                       10000                  10000                  10000                  10000
10/31/99                                       12145                  24356                  29910                  17887
10/31/00                                       12969                  29768                  28109                  22448

                                                     Past performance is not predictive of
                                                     future performance. Performance figures
                                                     include deduction of the maximum applicable
                                                     sales charge of 5.75%*.

                                                     Average Annual Total Return for the year
                                                     ended October 31, 2000.....................
                                                                                                   (6.02)%
                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception
                                                     November 16, 1998..........................
                                                                                                    67.99%

           CLASS B SHARES
[LINE GRAPH]

                                                S&P               INTER@CTIVE WK            INTERNET            NASDAQ-100(R)
                                                ---               --------------            --------            -------------
10/6/99                                        10000                  10000                  10000                  10000
10/31/99                                       10288                  10264                  11052                  10415
10/31/00                                       10985                  12553                  10389                  13071

                                                     Past performance is not predictive of
                                                     future performance. Performance figures
                                                     include a contingent deferred sales charge
                                                     of 5%.

                                                     Average Annual Total Return for the year
                                                     ended October 31, 2000.....................
                                                                                                   (6.00)%

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception
                                                     October 6, 1999............................
                                                                                                     3.60%

           CLASS C SHARES
[LINE GRAPH]

                                                S&P               INTER@CTIVE WK            INTERNET            NASDAQ-100(R)
                                                ---               --------------            --------            -------------
7/20/00                                        10000                  10000                  10000                  10000
10/31/00                                        9586                   8088                   7398                  11784

                                                     Past performance is not predictive of
                                                     future performance. Performance figures
                                                     include deduction of the maximum applicable
                                                     sales charge of 1.00%.

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception July
                                                     20, 2000...................................
                                                                                                  (26.02)%

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     Effective November 15, 2000, concurrent with the change in the name of the fund to Monument Digital Technology Fund, the primary index was changed to the Nasdaq-100 Index(R). The Nasdaq-100 Index(R) represents the largest and most active non-financial domestic and international issues listed on The Nasdaq Stock Market(R) based on market capitalization. The index was established in January 1985, and as of December 21, 1998 the Nasdaq-100 Index(R) was re-balanced to a modified market capitalization weighted index. Weightings are adjusted as needed on a quarterly basis. Numbers shown reflect the reinvestment of dividends.

     The Inter@ctive Week Internet Index is a modified capitalization-weighted index of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. The index was developed with a base value of 66.66 as of August 15, 1999. Effective on March 22, 1999, there was a three for one split of the index.

---------------
* Prior to February 9, 2000 the maximum sales charge was 4.75%; consequently the return of longer-term shareholders may be higher than that shown.

MONUMENT MEDICAL SCIENCES FUND

     Last year was a banner year for the pharmaceutical and biotech industries. Major pharmaceutical companies overcame the political uncertainties relating to healthcare reform. The completion of the human Genome sequence generated a tremendous amount of investor enthusiasm in the biotech sector, as valuations soared to new highs. Earlier in the year comments from President Clinton concerning patent protection for genes resulted in a severe sell off in the sector; however by early fall, 2000, most biotech companies had regained their all time high valuations. A second correction in the biotech sector occurred in early November, 2000. It appears that investor concerns about over valuation in other hi-tech sectors, as opposed to any shift in the fundamentals, was the reason this time around.

     The diverse nature of the Monument Medical Sciences fund, with only 40% of its assets invested in pure biotech plays, has protected our investors from a sharp drop in asset value in the past month. By using selective investment strategies, and shifting assets to the pharmaceutical sector, we were able to lessen the impact of the biotech sell off and maintain positive returns for the year.

     Going forward, we await court verdicts on a number of highly visible patent infringement cases. The result of these lawsuits will impact market psychology on the enforceability of patents and may serve as a catalyst for a sizable move in this sector.

     In the next few decades, an increasing proportion of the populations of most of the developed countries will be composed of people over 65. Better nutrition, more leisure, the availability of more powerful medicines and better healthcare facilities are all contributing to a longer life expectancy. This rapidly growing army of older people will require or demand more potent medicines and more effective healthcare. The dramatic improvements in medical knowledge, material sciences and engineering, semiconductors and information technologies, particularly the Internet, are likely to lead to innovative solutions in disease management and healthcare, thus increasing life expectancy further. The medical sciences sector will likely experience a long period of sustained growth.

     In recent years the healthcare system has undergone significant changes. Rising healthcare costs and the control of healthcare delivery and entitlements have sparked heated debates and legislative initiatives. This creates notable opportunities for innovative solutions. The following issues are important to consider:

     1. A RISING PORTION OF THE POPULATION IS REACHING RETIREMENT AGE. In 2000 there were about 34 million Americans older than 65, or about 13% of the total population. By 2025, approximately 20% of the population, or about 65 million Americans, will be older than 65(2).

     2. ADVANCES IN MEDICAL SCIENCES, ESPECIALLY IN GENOMICS AND PROTEOMICS, MAY PRODUCE NEW COST-EFFECTIVE TREATMENTS BASED ON PROTEIN AND GENE THERAPIES. New drugs will address diseases for which there is presently no cure. Additionally, new treatments are likely to be created that enhance the quality of our lives (life style enhancing drugs).

     3. MATURING OF THE BIOTECHNOLOGY SECTOR HAS SUBSTANTIALLY INCREASED THE PIPELINE OF NOVEL AND PROMISING NEW DRUGS. Small and medium sized companies developed many of these promising new drugs, and for these companies the market success of a new drug or treatment could have a dramatic impact on the performance of the company's stock.

---------------
2 U.S. Census Bureau. See www.census.gov for more details.

     The mapping of the Human Genome Sequences has started a Genomics revolution in medicine, not only in drug development, but also in diagnostics and treatment delivery. Other exciting developments include a more rational drug design process and rapid screening tools such as gene chips and bioinformatics.

     Genomics may provide:

     - A potentially shortened development cycle for new drugs, and

     - Increased efficacy, and

     - Reduced side effect profiles for new drugs

     This in turn should lower development costs and may result in a substantially higher number of therapeutic and diagnostics products coming to market in the next 2-5 years.

         MONUMENT MEDICAL SCIENCES FUND -- GROWTH OF $10,000 INVESTMENT

           CLASS A SHARES
[LINE GRAPH]

                                                           S&P                    RUSSELL 2000            MEDICAL SCIENCES FUND
                                                           ---                    ------------            ---------------------
1/6/98                                                    10000                       10000                       10000
10/31/98                                                  11507                        8818                       10320
10/31/99                                                  14293                        9909                       16110
10/31/00                                                  15262                       11567                       30134

                                                     Past performance is not predictive of future
                                                     performance. Performance figures include
                                                     deduction of the maximum applicable sales
                                                     charge of 5.75%*.

                                                     Average Annual Total Return for the year
                                                     ended October 31, 2000......................   87.05%

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception
                                                     January 6, 1998.............................   47.60%

           CLASS B SHARES
[LINE GRAPH]

                                                           S&P                    RUSSELL 2000            MEDICAL SCIENCES FUND
                                                           ---                    ------------            ---------------------
10/12/99                                                  10000                       10000                       10000
10/31/99                                                  10288                       10101                        9504
10/31/00                                                  10985                       11792                       17772

                                                     Past performance is not predictive of future
                                                     performance. Performance figures include a
                                                     contingent deferred sales charge of 5%.

                                                     Average Annual Total Return for the year
                                                     ended October 31, 2000......................   86.99%

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception
                                                     October 12, 1999............................   70.36%

           CLASS C SHARES
[LINE GRAPH]

                                                           S&P                    RUSSELL 2000            MEDICAL SCIENCES FUND
                                                           ---                    ------------            ---------------------
7/20/00                                                   10000                       10000                       10000
10/31/00                                                   9586                        9342                       10250

                                                     Past performance is not predictive of future
                                                     performance. Performance figures include
                                                     deduction of the maximum applicable sales
                                                     charge of 1.00%.

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception July
                                                     20, 2000....................................    2.50%

---------------
* Prior to February 9, 2000 the maximum sales charge was 4.75%; consequently the return of longer-term shareholders may be higher than that shown.

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

MONUMENT TELECOMMUNICATIONS FUND

     After seeing their shares climb to spectacular highs during the spring, a number of factors contributed to a very difficult investing climate for telecommunications companies in the summer and fall, 2000. The tightening of monetary policy by the Federal Reserve, combined with severe dislocations in the high yield bond market, created financing difficulties for a number of the new telecommunications service providers. Pricing pressure for several types of services impacted the operating results of many service providers, including such bellwether companies as AT&T and Worldcom. The difficulties experienced by the carriers carried over to the equipment vendors, as investors began to worry about slowing capital expenditures. In addition, several equipment vendors had company specific issues, such as missed product transitions or supply chain problems.

     Throughout the year the Fund was more heavily invested in the stocks of equipment vendors than those of carriers, because we believed that equipment vendors would do well, no matter which carriers gained the upper hand in the marketplace. This positioning served the Fund well for much of the year, although for the reasons just described, equipment vendors came under increasing pressure late in the year.

     Telecommunications companies are the "information superhighway." Over the past few years, the development of the Internet has led to an explosion in data traffic over the world's telecommunications networks. Carriers have spent, and are expected to continue to spend, aggressively on their networks to meet this surge in demand (voice as well as data) and to take advantage of dramatic improvements in technology. Around the world governments continue to open their countries' telecommunications markets to competition and increasingly large portions of the world's population have access to modern communications technology.

     Telecommunications companies continue to benefit from two specific long-term trends:

     - The buildout of the Internet on a worldwide basis, enabling the delivery of rich media such as voice calls and video.

     - The buildout of cellular phone infrastructures worldwide, using the latest in advanced digital technologies.

     Despite the challenges of the past year, the future for telecommunications remains bright. The rollout of broadband Internet connections has just begun in the developed world, and many of the emerging markets are just beginning to get Internet connections of any kind. In addition, a wide variety of new mobile services will be available over the next several years, which, coupled with continued strong growth in the number of worldwide users, should generate strong growth in both handset and infrastructure sales.

        MONUMENT TELECOMMUNICATIONS FUND -- GROWTH OF $10,000 INVESTMENT

           CLASS A SHARES
[LINE GRAPH]

                                                           S&P                   NASDAQ TELECOMM         TELECOMMUNICATIONS FUND
                                                           ---                   ---------------         -----------------------
1/6/98                                                    10000                       10000                       10000
10/31/98                                                  11507                       12987                       10780
10/31/99                                                  14293                       23859                       19970
10/31/00                                                  15262                       20246                       20949

                                                     Past performance is not predictive of
                                                     future performance. Performance figures
                                                     include deduction of the maximum applicable
                                                     sales charge of 5.75%*.

                                                     Average Annual Total Return for the year
                                                     ended October 31, 2000.....................   4.90%

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception
                                                     January 6, 1998............................  29.83%

           CLASS B SHARES

                                                           S&P                   NASDAQ TELECOMM         TELECOMMUNICATIONS FUND
                                                           ---                   ---------------         -----------------------
10/6/99                                                   10000                       10000                       10000
10/31/99                                                  10288                       11263                       11314
10/31/00                                                  10985                        9558                       11876

                                                     Past performance is not predictive of
                                                     future performance. Performance figures
                                                     include a contingent deferred sales charge
                                                     of 5%.

                                                     Average Annual Total Return for the year
                                                     ended October 31, 2000.....................   4.97%

                                                     Average Annual Total Return for the period
                                                     ended October 31, 2000 since inception
                                                     October 6,
                                                     1999.......................................  17.27%

           CLASS C SHARES
[LINE GRAPH]

                                                           S&P                   NASDAQ TELECOMM         TELECOMMUNICATIONS FUND
                                                           ---                   ---------------         -----------------------
7/24/00                                                   10000                       10000                       10000
10/31/00                                                   9790                        7142                        7074

                                                     Past performance is not predictive of
                                                     future performance. Performance figures
                                                     include deduction of the maximum applicable
                                                     sales charge of 1.00%.

                                                     Average Annual Total Return for the period
                                                     ended October 31, 1999 since inception July
                                                     24, 2000...................................  (29.26)%

     The S&P 500 is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States market. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

     The NASDAQ Telecommunications Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

SPECIAL MEETING OF SHAREHOLDERS

     On June 28, 2000 the Fund held a Special Meeting of Shareholders. The results of the meeting are presented in Appendix A at the end of the annual report.

---------------
* Prior to February 9, 2000 the maximum sales charge was 4.75%; consequently the return of longer-term shareholders may be higher than that shown.

FUTURE OUTLOOK FOR THE MARKETS

     There are several key issues to monitor going forward:

     - The U.S. economy may be experiencing a general slowdown, which would typically impact corporate earnings and capital spending.

     - Changes in the Federal Reserve's interest rate policy may be forthcoming.

     - Changes in energy prices.

     We will continue to use all our efforts and resources to anticipate developments and navigate through their effects in representing our shareholders interests during very challenging times.

We thank you for your trust and confidence.

Sincerely,
/s/ DAVID A. KUGLER                                           /s/ BOB GRANDHI

David A. Kugler                                               Bob Grandhi, CFA
President                                                     Chief Investment Officer
                                                              Senior Portfolio Manager

MONUMENT INTERNET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2000

   NUMBER                                     MARKET
 OF SHARES        SECURITY DESCRIPTION         VALUE
------------      --------------------      -----------
               COMMON STOCK: 87.6%
               ACCESS: 2.3%
    39,000     Covad Communications
               Group*.....................  $   205,969
    43,000     Global Crossing, Ltd.*.....    1,015,875
    48,750     Winstar Communications,
               Inc.*......................      950,625
                                            -----------
                                              2,172,469
                                            -----------
               E-COMMERCE: 8.2%
    45,000     Ariba, Inc.*...............    5,686,875
    10,000     Commerce One, Inc.*........      641,875
    30,000     eBay, Inc.*................    1,545,000
                                            -----------
                                              7,873,750
                                            -----------
               HUB/VIRTUAL COMMUNITY: 6.3%
   100,500     America Online, Inc.*......    5,068,215
    32,100     Cnet Networks, Inc.*.......    1,011,150
                                            -----------
                                              6,079,365
                                            -----------
               INFRASTRUCTURE: 21.0%
    15,000     BEA Systems, Inc.*.........    1,076,250
    22,000     Broadcom Corp.*(a).........    4,892,250
     3,000     Brocade Communications
               Systems....................      682,125
    20,000     Check Point Software
               Tech*......................    3,167,500
    10,000     Exodus Communications,
               Inc.*......................      335,625
    55,000     Intel Corp.................    2,475,000
    58,000     Oracle Corporation.........    1,914,000
    30,050     Verisign, Inc.*............    3,966,600
    12,000     Veritas Software Corp.*....    1,692,187
                                            -----------
                                             20,201,537
                                            -----------
               INTERNET TECHNOLOGY: 11.0%
    15,000     ARM Holdings Plc ADR*......      450,000
    36,000     Inktomi Corp.*.............    2,283,750
    58,000     Palm, Inc.*................    3,106,625
    43,400     Sun Microsystems, Inc.*....    4,811,975
                                            -----------
                                             10,652,350
                                            -----------
               MEDIA/CONTENT: 1.7%
    35,000     Metromedia Fiber Network,
               Inc*.......................      665,000
    29,000     Unitedglobalcom, Inc. (CL.
               A)*........................      922,562
                                            -----------
                                              1,587,562
                                            -----------
               SERVICES: 24.4%
    20,000     Adobe Sys Inc. ............    1,521,250
    30,000     Agile Software Corp.*(a)...    2,261,250
    50,000     Alcatel ADR................    3,118,750
    54,000     CMGI, Inc.*................      911,250
    40,000     EMC Corp. (Mass)...........    3,562,500
    13,300     I2 Technologies, Inc.*.....    2,261,000

   NUMBER                                     MARKET
 OF SHARES        SECURITY DESCRIPTION         VALUE
------------      --------------------      -----------
    25,300     Intuit, Inc*...............  $ 1,554,369
    10,000     JDS Uniphase Corp.*........      813,750
    43,000     Nokia OYJ ADR..............    1,838,250
    45,200     Proxicom, Inc.*............      610,200
    30,000     Scientific-Atlanta, Inc....    2,053,125
    14,000     Siebel Systems, Inc.*......    1,469,125
    20,000     Wind River Systems,
               Inc.*......................      821,250
    30,000     Worldcom, Inc.*............      712,500
                                            -----------
                                             23,508,569
                                            -----------
               TELECOM EQUIPMENT: 12.7%
    80,000     ADC Telecommunications,
               Inc.*......................    1,710,000
    24,000     Applied Micro Circuits
               Corp.*(a)..................    1,833,000
    70,000     Nortel Networks Corp.......    3,185,000
    43,000     Phone.Com, Inc.*(a)........    3,980,188
     5,000     PMC-Sierra, Inc.*..........      847,500
    10,000     Sycamore Networks, Inc.*...      632,500
                                            -----------
                                             12,188,188
                                            -----------
               TOTAL COMMON STOCK:
               (Cost: $81,137,359)........   84,263,790
                                            -----------
  NUMBER
OF CONTRACTS
------------
               PUT OPTIONS: 0.1%
       430     Nokia Oyj ADR
               (Cost: $78,563)............       16,125
                                            -----------
    PAR
 ---------
               SHORT-TERM INVESTMENTS: 9.7%
 4,673,395     Sansom Street Money
               Market.....................    4,673,395
 4,673,395     Temp Cash Fund.............    4,673,395
                                            -----------
               TOTAL SHORT-TERM
               INVESTMENTS:
               (Cost: $9,346,790).........    9,346,790
                                            -----------

               TOTAL INVESTMENTS:
               (Cost:
               $90,562,712)**....    97.4%    $93,626,705
               Other assets and
               liabilities,
               net...............     2.6%      2,545,934
                                    ------    -----------
               Net Assets........   100.0%    $96,172,639
                                    ======    ===========

---------------
 * Non-income producing
** Cost for Federal income tax purposes is $90,562,712 and unrealized appreciation consists of:

      Gross unrealized appreciation....  $ 17,794,704
      Gross unrealized depreciation....   (14,730,711)
                                         ------------
      Net unrealized appreciation......  $  3,063,993
                                         ============

                       See Notes to Financial Statements

MONUMENT INTERNET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2000 continued

                                                                                                            UNREALIZED
                                          CONTRACT   STRIKE    NUMBER OF    PREMIUM    OCTOBER 31, 2000    APPRECIATION
                 ISSUE                     MONTH      PRICE    CONTRACTS   RECEIVED      MARKET VALUE     (DEPRECIATION)
                 -----                    --------   -------   ---------   ---------   ----------------   --------------
CALL OPTION CONTRACTS
Agile Software Corp. ...................   Nov-00     90.000      300      $(271,866)     $ (58,125)         $213,741
Applied Micro Circuits Corp. ...........   Nov-00     85.000      240       (117,496)       (90,000)           27,496
Broadcom Corp. .........................   Nov-00    250.000      220       (167,619)      (151,250)           16,369
Phone.com, Inc. ........................   Nov-00    120.000      430       (243,555)       (91,375)          152,180
                                                                           ---------      ---------          --------
                                                                           $(800,536)     $(390,750)         $409,786
                                                                           =========      =========          ========

                                                                                                            UNREALIZED
                                          CONTRACT   STRIKE    NUMBER OF    PREMIUM    OCTOBER 31, 2000    APPRECIATION
                 ISSUE                     MONTH      PRICE    CONTRACTS   RECEIVED      MARKET VALUE     (DEPRECIATION)
                 -----                    --------   -------   ---------   ---------   ----------------   --------------
PUT OPTION CONTRACTS
Corning, Inc. ..........................   Nov-00     73.375      150      $ (62,185)     $ (73,125)         $(10,940)
Corning, Inc. ..........................   Nov-00     76.625      150        (81,560)       (95,625)          (14,065)
                                                                           ---------      ---------          --------
                                                                           $(143,745)     $(168,750)         $(25,005)
                                                                           =========      =========          ========

---------------
 (a) A portion of this security is subject to call options written. See Note 6.

                       See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2000

 NUMBER                                      MARKET
OF SHARES       SECURITY DESCRIPTION          VALUE
---------       --------------------       -----------
            COMMON STOCK: 92.0%
            BIOLOGICS: 19.2%
  11,000    Alkermes, Inc.*..............  $   407,688
  27,000    Chiron Corp.*................    1,169,437
  17,000    Cor Therapeutics, Inc.*(a)...      960,500
   8,300    IDEC Pharmaceuticals
            Corp.*(a)....................    1,627,837
  31,500    Immunex Corp.*...............    1,340,719
  10,000    Inhale Therapeutic
            Systems*.....................      497,500
  17,000    Protein Design Labs, Inc.
            *(a).........................    2,296,328
                                           -----------
                                             8,300,009
                                           -----------
            BIOPHARMACEUTICALS: 21.0%
  17,000    Abgenix Inc.*................    1,340,875
  13,000    Alexion Pharmaceuticals,
            Inc.*(a).....................    1,343,875
  25,000    Caremark Rx, Inc. ...........      312,500
  12,000    Cubist Pharmacy..............      515,625
  12,000    Elan Corp. Plc Adr*..........      623,250
  26,000    Geltex Pharmaceuticals,
            Inc.*........................    1,290,250
  13,000    Immunogen, Inc.*.............      446,875
   7,000    Ivax Corporation.............      304,500
  11,500    Pfizer, Inc. ................      496,656
  12,000    Pharmacia, Corp. ............      660,000
  10,000    Pharmacyclics Inc.*..........      538,125
  12,000    Sepracor, Inc.*..............      817,500
  30,000    Supergen, Inc.*..............      386,250
                                           -----------
                                             9,076,281
                                           -----------
            BIOTECH: 13.5%
  20,000    Amgen, Inc.*.................    1,158,750
   8,100    Biogen, Inc.*................      487,519
  20,000    Genentech, Inc.*.............    1,650,000
  10,000    Meddimune, Inc.*.............      653,750
  20,000    Vertex Pharm., Inc.*(a)......    1,862,188
                                           -----------
                                             5,812,207
                                           -----------
            DIAGNOSTICS: 5.0%
 268,300    Cardiodynamics Intl. Corp....    1,408,575
  10,000    Invitrogen Corp.*(a).........      760,625
                                           -----------
                                             2,169,200
                                           -----------
            GENETICS: 11.0%
  11,000    Celera Genomics*.............      742,500
  20,000    Exelixis Inc.*...............      441,250
  10,000    Genomic Solutions Inc.*......      140,000
  12,000    Human Genome Sciences,
            Inc.*........................    1,060,688
  15,000    Incyte Genomics, Inc.*.......      549,375
  20,000    Keryx Biopharmaceuticals,
            Inc. ........................      280,000
   9,000    Millennium Pharm, Inc.*......      653,062
  20,000    Sangamo Biosciences, Inc.*...      521,250
  12,000    Visible Genetics Inc.*.......      363,000
                                           -----------
                                             4,751,125
                                           -----------

 NUMBER                                      MARKET
OF SHARES       SECURITY DESCRIPTION          VALUE
---------       --------------------       -----------
            MEDICAL DEVICES: 2.4%
   8,000    Agilent Technologies,
            Inc.*........................  $   370,500
  10,000    Avi Biopharma Inc. ..........       62,500
  12,000    Guidant Corp. ...............      635,250
                                           -----------
                                             1,068,250
                                           -----------
            MEDICAL INFORMATION SYSTEMS: 3.3%
   8,000    Affymetrix Inc.(a)...........      443,000
  10,000    Aurora Biosciences Corp. ....      609,375
  20,000    Pharmacopeia, Inc.*..........      365,000
                                           -----------
                                             1,417,375
                                           -----------
            SERVICES: 2.6%
  22,500    Aradigm Corp.*...............      497,813
  18,000    Oxford Health Plans..........      607,500
                                           -----------
                                             1,105,313
                                           -----------
            TRADITIONAL/MAJOR PHARMACEUTICALS: 14.0%
  10,000    Abbott Laboratories..........      528,125
  16,000    Aventis SA Adr...............    1,153,000
  10,000    Eli Lilly....................      893,750
  10,000    Forest Laboratories,
            Inc.(a)......................    1,325,000
  30,000    Lexicom Genetics Inc. .......      607,500
  15,000    Schering-Plough Corp. .......      775,313
  12,500    Teva Pharm Inds Ltd Adr......      739,062
   1,000    Viropharma, Inc. ............       23,375
                                           -----------
                                             6,045,125
                                           -----------
            TOTAL COMMON STOCK:
            (Cost: $34,761,159)..........   39,744,885
                                           -----------

   PAR
---------
            SHORT-TERM INVESTMENTS: 10.1%
2,185,182   Sansom Street Money Market...  $ 2,185,182
2,185,182   Temp Cash Fund...............    2,185,182
                                           -----------
            TOTAL SHORT-TERM INVESTMENTS:
            (Cost: $4,370,364)...........    4,370,364
                                           -----------

            TOTAL INVESTMENTS:
            (Cost:
            $39,131,523)**.......   102.1%    $44,115,249
            Other assets and
            liabilities, net.....    (2.1%)      (935,430)
                                    ------    -----------
            Net Assets...........   100.0%    $43,179,819
                                    ======    ===========

---------------
 * Non-income producing
** Cost for Federal income tax purposes is $39,131,523 and net unrealized appreciation consists of:

      Gross unrealized appreciation.....  $ 8,358,446
      Gross unrealized depreciation.....   (3,374,720)
                                          -----------
      Net unrealized appreciation.......  $ 4,983,726
                                          ===========

                       See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2000 continued

                                                                                                             UNREALIZED
                                            CONTRACT   STRIKE   NUMBER OF    PREMIUM    OCTOBER 31, 2000    APPRECIATION
                  ISSUE                      MONTH     PRICE    CONTRACTS   RECEIVED      MARKET VALUE     (DEPRECIATION)
                  -----                     --------   ------   ---------   ---------   ----------------   --------------
CALL OPTION CONTRACTS
Affymetrix, Inc. .........................   Nov-00     80.0        80      $ (21,499)     $  (2,500)         $ 18,999
Alexion Pharmaceutical, Inc. .............   Nov-00    115.0        70        (23,187)       (32,813)           (9,626)
Cor Therapeutics, Inc. ...................   Nov-00     55.0        70        (25,812)       (26,250)             (438)
Forest Laboratories, Inc. ................   Nov-00    135.0        80        (40,499)       (43,000)           (2,501)
IDEC Pharmaceuticals Corp. ...............   Nov-00    200.0        83        (84,341)       (97,525)          (13,184)
Invitrogen Corp. .........................   Nov-00     85.0       100        (29,374)       (30,000)             (626)
Protein Design Labs, Inc. ................   Nov-00    140.0        70        (45,936)       (50,750)           (4,814)
Vertex Pharmaceutical, Inc. ..............   Nov-00    100.0       100        (67,497)       (60,000)            7,497
                                                                            ---------      ---------          --------
                                                                            $(338,145)     $(342,838)         $ (4,693)
                                                                            =========      =========          ========

                                                                                                             UNREALIZED
                                            CONTRACT   STRIKE   NUMBER OF    PREMIUM    OCTOBER 31, 2000    APPRECIATION
                  ISSUE                      MONTH     PRICE    CONTRACTS   RECEIVED      MARKET VALUE     (DEPRECIATION)
                  -----                     --------   ------   ---------   ---------   ----------------   --------------
PUT OPTION CONTRACTS
Andrx Group...............................   Nov-00     80.0       100      $ (59,373)     $(100,000)         $(40,627)
Teva Pharmaceutical Ind., Ltd. ADR........   Nov-00     65.0        50        (34,061)       (35,000)             (939)
                                                                            ---------      ---------          --------
                                                                            $ (93,434)     $(135,000)         $(41,566)
                                                                            =========      =========          ========

---------------
 (a) A portion of this security is subject to call options written. See Note 6.

                       See Notes to Financial Statements

MONUMENT TELECOMMUNICATIONS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2000

 NUMBER                                     MARKET
OF SHARES      SECURITY DESCRIPTION         VALUE
---------      --------------------     --------------
            COMMON STOCK: 89.2%
            CARRIERS -- LAND BASED: 7.5%
  33,000    Primus Telecom Group,
            Inc.*.....................  $      167,063
   6,500    Qwest Communications Intl,
            Inc. .....................         316,062
  16,000    SBC Communications,
            Inc. .....................         923,000
                                        --------------
                                             1,406,125
                                        --------------
            CARRIERS -- WIRELESS: 4.7%
  11,000    China Mobile Hong Kong
            Ltd. .....................         336,875
  13,000    Vodafone Group PLC ADR....         553,312
                                        --------------
                                               890,187
                                        --------------
            DATA SERVICES: 6.0%
  15,000    Exodus Communications,
            Inc.*.....................         503,438
  15,000    Ibasis, Inc.*.............         116,250
   5,000    Interwoven, Inc.*.........         503,750
                                        --------------
                                             1,123,438
                                        --------------
            EQUIPMENT -- OPTICAL: 10.5%
   3,000    Ciena Corp.*..............         315,375
   6,500    JDS Uniphase Corp.*.......         528,937
  15,000    Nortel Networks Corp. ....         682,500
   2,600    PMC-Sierra, Inc.*.........         440,700
                                        --------------
                                             1,967,512
                                        --------------
            EQUIPMENT -- SERVICES & SOFTWARE: 15.4%
  10,500    724 Solutions, Inc.*......         285,469
  11,000    Adaptive Broadband
            Corp.*....................         176,687
  16,000    Broadwing, Inc.*..........         452,000
  14,000    Brooktrout, Inc.*.........         202,125
  18,000    Global Crossing, Ltd.*....         425,250
   4,000    Micromuse, Inc.*..........         678,750
   4,000    Phone.com, Inc.*..........         370,250
   6,000    Texas Instruments,
            Inc. .....................         294,375
                                        --------------
                                             2,884,906
                                        --------------
            EQUIPMENT -- WIRELESS: 17.7%
  11,000    Alpha Industries, Inc. ...         438,625
   5,000    New Focus, Inc.*..........         317,500
  15,000    Nokia OYJ ADR.............         641,250
  11,000    Powerwave Technologies,
            Inc.*.....................         529,375
   4,500    Qualcomm, Inc.*...........         292,992
   4,000    Sycamore Networks,
            Inc.*.....................         253,000
   3,500    Voicestream Wireless
            Corp.*....................         460,250
   8,000    Western Wireless Corp.*...         380,000
                                        --------------
                                             3,312,992
                                        --------------

 NUMBER                                     MARKET
OF SHARES      SECURITY DESCRIPTION         VALUE
---------      --------------------     --------------
            EQUIPMENT -- WIRELINE: 24.1%
  31,000    ADC Telecommunications,
            Inc.*.....................  $      662,625
  10,000    Cisco Systems, Inc.*......         538,750
  26,000    COM21, Inc.*..............         281,125
  12,000    Efficient Networks,
            Inc.*.....................         503,437
  14,000    Kemet Corp.*..............         390,250
  24,000    Metalink, Ltd.*...........         304,500
   9,000    Scientific-Atlanta,
            Inc. .....................         615,938
  27,000    Somera Communications,
            Inc.*.....................         303,750
   7,000    Tellabs, Inc.*............         349,563
  24,000    Worldcom, Inc.*...........         570,000
                                        --------------
                                             4,519,938
                                        --------------
            INFRASTRUCTURE: 1.2%
  12,000    Metromedia Fiber Network,
            Inc.*.....................         228,000
                                        --------------
            SATELLITE: 2.1%
   8,600    Echostar Communications
            Corp.*....................         389,150
                                        --------------
            TOTAL COMMON STOCK:
            (Cost: $18,824,362).......      16,722,248
                                        --------------

   PAR
---------
            SHORT-TERM INVESTMENTS: 9.4%
 879,783    Sansom Street Money
            Market....................  $      879,783
 879,783    Temp Cash Fund............         879,783
                                        --------------
            TOTAL SHORT-TERM
            INVESTMENTS:
            (Cost: $1,759,566)........       1,759,566
                                        --------------

            TOTAL INVESTMENTS:
            (Cost:
            $20,583,928)**.......    98.6%    $18,481,814
            Other assets and
            liabilities, net.....     1.4%        271,958
                                    ------    -----------
            Net Assets...........   100.0%    $18,753,772
                                    ======    ===========

---------------
 * Non-income producing
** Cost for Federal income tax purposes is $20,583,928 and net unrealized depreciation consists of:

      Gross unrealized appreciation.....  $ 2,186,048
      Gross unrealized depreciation.....   (4,288,162)
                                          -----------
      Net unrealized depreciation.......  $(2,102,114)
                                          ===========

                       See Notes to Financial Statements

MONUMENT SERIES FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

                                                                               MEDICAL         TELE-
                                                                INTERNET      SCIENCES     COMMUNICATIONS
                                                                  FUND          FUND            FUND
                                                              ------------   -----------   --------------
ASSETS
  Investments at value (identified cost of $90,562,712,
    39,131,523 and 20,583,928, respectively) (Notes 1 & 5)    $93,626,705    $44,115,249    $18,481,814
  Cash                                                          6,412,289        155,066        142,330
  Securities sold                                                 143,745        101,122         91,142
  Capital stock sold                                              166,524         76,904         41,399
  Interest receivable                                              51,939         22,218          8,547
  Dividends receivable                                                 --          1,900          9,163
  Due from manager                                                     --             --         12,230
  Deferred organization costs (Note 1)                                 --         41,578         39,236
  Other assets                                                         --             --         13,951
                                                              ------------   -----------    -----------
    TOTAL ASSETS                                              100,401,202     44,514,037     18,839,812
                                                              ------------   -----------    -----------
LIABILITIES
  Options written at value (proceeds $944,281 and
    431,579, respectively)                                        559,500        477,838             --
  Capital stock redeemed                                          777,713        204,839         73,921
  Securities purchased                                          2,729,313        617,050             --
  Investment management fees                                       24,824          2,419             --
  12b-1 fees Class A shares                                        35,707         11,098          5,148
  12b-1 fees Class B shares                                        15,783         13,721          6,109
  12b-1 fees Class C shares                                           243             79            862
  Accrued expenses                                                 85,480          7,174             --
                                                              ------------   -----------    -----------
    TOTAL LIABILITIES                                           4,228,563      1,334,218         86,040
                                                              ------------   -----------    -----------
NET ASSETS                                                    $96,172,639    $43,179,819    $18,753,772
                                                              ============   ===========    ===========
NET ASSETS BY SHARE CLASS
  Class A                                                     $78,679,783    $26,564,890    $11,774,684
  Class B                                                      17,399,432     16,567,875      6,884,438
  Class C                                                          93,424         47,054         94,650
                                                              ------------   -----------    -----------
                                                              $96,172,639    $43,179,819    $18,753,772
SHARES OUTSTANDING
($0.001 par value, unlimited authorized shares)
  Class A                                                       7,901,326        851,409        555,333
  Class B                                                       1,763,570        535,248        327,282
  Class C                                                           9,393          1,513          4,484

CLASS A NET ASSET VALUE AND REDEMPTION PRICE PER SHARE        $      9.96    $     31.20    $     21.20
                                                              ============   ===========    ===========
OFFERING PRICE PER SHARE (Net Asset Value X 100/94.25)        $     10.57    $     33.10    $     22.49
                                                              ============   ===========    ===========
CLASS B NET ASSET VALUE AND OFFERING PRICE PER SHARE          $      9.87    $     30.95    $     21.04
                                                              ============   ===========    ===========
REDEMPTION PRICE PER SHARE (Net Asset Value X .95)            $      9.38    $     29.40    $     19.99
                                                              ============   ===========    ===========
CLASS C NET ASSET VALUE AND REDEMPTION PRICE PER SHARE        $      9.95    $     31.11    $     21.11
                                                              ============   ===========    ===========
OFFERING PRICE PER SHARE (Net Asset Value X 100/99)           $     10.05    $     31.42    $     21.32
                                                              ============   ===========    ===========
NET ASSETS CONSIST OF:
  Paid in capital                                             $110,206,654   $38,731,250    $25,392,531
  Accumulated undistributed realized loss on investments and
    options                                                   (17,482,789)      (488,898)    (4,536,645)
  Net unrealized appreciation (depreciation) on investments
    and options                                                 3,448,774      4,937,467     (2,102,114)
                                                              ------------   -----------    -----------
NET ASSETS                                                    $96,172,639    $43,179,819    $18,753,772
                                                              ------------   -----------    -----------

                       See Notes to Financial Statements

MONUMENT SERIES FUND
STATEMENT OF OPERATIONS
Period ended October 31, 2000

                                                                       MEDICAL         TELE-
                                                      INTERNET         SCIENCES    COMMUNICATIONS
                                                        FUND             FUND           FUND
                                                    ------------      ----------   --------------
INVESTMENT INCOME
  Interest                                          $    764,536      $  321,490    $   111,479
  Dividends                                               29,806          40,499         44,313
                                                    ------------      ----------    -----------
     TOTAL INVESTMENT INCOME                             794,342         361,989        155,792
EXPENSES
  Investment management fees (Note 2)                  1,372,033         348,176        209,116
  12b-1 fee -- Class A shares (Note 2)                   640,095          94,533         55,922
  12b-1 fee -- Class B shares (Note 2)                   216,698         109,408         64,936
  12b-1 fee -- Class C shares (Note 2)                       243              79            862
  Accounting and administrative services                 416,446         106,023         70,635
  Custodian                                               29,364          10,584         14,476
  Registration fees                                       78,109          41,085         36,116
  Transfer agent fees                                    495,506         121,340         76,379
  Legal and audit fees                                   157,124          19,984         12,200
  Organization cost amortization                              --          15,656         17,998
  Shareholder servicing and reports                      138,494          27,539         18,449
  Trustee's fees                                          30,568           3,200          2,100
  Miscellaneous                                           75,386          12,119         12,947
                                                    ------------      ----------    -----------
     TOTAL EXPENSES                                    3,650,066         909,726        592,136
                                                    ------------      ----------    -----------
Reimbursed expenses and waived fees (Note 2)            (177,149)       (195,319)      (169,949)
                                                    ------------      ----------    -----------
     NET EXPENSES                                      3,472,917         714,407        422,187
                                                    ------------      ----------    -----------
Net investment loss                                   (2,678,575)       (352,418)      (266,395)
                                                    ------------      ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND OPTIONS
  Net realized loss on investments and options       (17,420,013)       (486,110)    (4,527,989)
  Net change in unrealized appreciation
     (depreciation) on investments and options        (4,620,167)      4,838,272     (2,188,459)
                                                    ------------      ----------    -----------
  Net gain (loss) on investments and options         (22,040,180)      4,352,162     (6,716,448)
                                                    ------------      ----------    -----------
Net increase (decrease) in net assets resulting
  from operations                                   $(24,718,755)     $3,999,744    $(6,982,843)
                                                    ============      ==========    ===========

                       See Notes to Financial Statements

MONUMENT SERIES FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                       PERIOD ENDED OCTOBER 31, 2000
                                                              -----------------------------------------------
                                                                                   MEDICAL         TELE-
                                                                  INTERNET        SCIENCES     COMMUNICATIONS
                                                                   FUND*           FUND**         FUND***
                                                              ----------------   -----------   --------------
OPERATIONS
Net investment loss                                             $ (2,678,575)    $  (352,418)   $  (266,395)
Net realized loss on investments and options                     (17,420,013)       (486,110)    (4,527,989)
Net change in unrealized appreciation of investments and
  options                                                         (4,620,167)      4,838,272     (2,188,459)
                                                                ------------     -----------    -----------
Net increase (decrease) in net assets resulting from
  operations                                                     (24,718,755)      3,999,744     (6,982,843)
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income ($0.00, $0.0036, and $0.004 per
    share, respectively)                                                  --            (583)          (413)
  Capital gains ($0.00265, $0.43, and $1.45 per share,
    respectively)                                                    (23,090)        (68,831)      (118,344)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share
  transactions(1)                                                 55,617,296      37,823,956     25,197,167
                                                                ------------     -----------    -----------
Net increase in net assets                                        30,875,451      41,754,286     18,095,567
Net assets at beginning of period                                 65,297,188       1,425,533        658,205
                                                                ------------     -----------    -----------
NET ASSETS at the end of period                                 $ 96,172,639     $43,179,819    $18,753,772
                                                                ============     ===========    ===========

---------------
(1) A summary of capital share transactions follows:

                                                               PERIOD ENDED OCTOBER 31, 2000
                                      -------------------------------------------------------------------------------
                                                                           MEDICAL                     TELE-
                                               INTERNET                    SCIENCES               COMMUNICATIONS
                                                FUND*                       FUND**                    FUND***
                                      --------------------------   ------------------------   -----------------------
           CLASS A SHARES               SHARES         VALUE        SHARES        VALUE        SHARES        VALUE
           --------------             ----------   -------------   ---------   ------------   ---------   -----------
Shares sold                           13,878,090   $ 145,606,568   1,161,756   $ 33,626,554     691,794   $19,719,383
Shares reinvested from distributions       1,346          19,942       3,021         52,168       3,853        90,015
Shares redeemed                       (8,104,300)   (116,420,532)   (400,288)   (11,348,014)   (170,027)   (4,746,541)
                                      ----------   -------------   ---------   ------------   ---------   -----------
Net increase                           5,775,136      29,205,978     764,489     22,330,708     525,620    15,062,857
                                      ==========   =============   =========   ============   =========   ===========

           CLASS B SHARES
           --------------
Shares sold                            2,463,373      37,055,559     730,714     20,957,082     419,380    12,428,130
Shares reinvested from distributions         115           1,706         904         15,601   $   1,110   $    25,901
Shares redeemed                         (751,752)    (10,766,618)   (197,924)    (5,525,355)    (96,455)   (2,533,078)
                                      ----------   -------------   ---------   ------------   ---------   -----------
Net increase                           1,711,736      26,290,647     533,694     15,447,328     324,035     9,920,953
                                      ==========   =============   =========   ============   =========   ===========

           CLASS C SHARES
           --------------
Shares sold                                9,393         120,671       1,604         48,765      23,766       644,126
Shares reinvested from distributions          --              --          --             --          --            --
Shares redeemed                               --              --         (91)        (2,845)    (19,282)     (430,769)
                                      ----------   -------------   ---------   ------------   ---------   -----------
Net increase                               9,393   $     120,671       1,513   $     45,920       4,484   $   213,357
                                      ==========   =============   =========   ============   =========   ===========

---------------
  * Commencement of operations November 16, 1998 for Class A shares, October 6, 1999 for Class B shares, and July 20, 2000 for Class C shares.
 ** Commencement of operations January 6, 1998 for Class A shares, October 12,
    1999 for Class B shares, and July 20, 2000 for Class C shares.
*** Commencement of operations January 6, 1998 for Class A shares, October 9,
    1999 for Class B shares, and July 24, 2000 for Class C shares.

                       See Notes to Financial Statements

MONUMENT SERIES FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                      PERIOD ENDED OCTOBER 31, 1999
                                                              ---------------------------------------------
                                                                                 MEDICAL         TELE-
                                                               INTERNET          SCIENCES    COMMUNICATIONS
                                                                 FUND*            FUND**        FUND***
                                                              -----------       ----------   --------------
OPERATIONS
Net investment loss                                           $ (697,707)       $   (5,985)     $ (3,692)
Net realized gain (loss) on investments and options              (39,686)           79,912       118,345
Net change in unrealized appreciation of investments and
  options                                                      8,068,941            95,953        81,187
                                                              -----------       ----------      --------
Net increase in net assets resulting from operations           7,331,548           169,880       195,840
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share
  transactions(1)                                             57,965,640         1,041,204       281,206
                                                              -----------       ----------      --------
Net increase in net assets                                    65,297,188         1,211,084       477,046
Net assets at beginning of period                                     --           214,449       181,159
                                                              -----------       ----------      --------
NET ASSETS at the end of period                               $65,297,188       $1,425,533      $658,205
                                                              ===========       ==========      ========

---------------
(1) A summary of capital share transactions follows:

                                                                         PERIOD ENDED OCTOBER 31, 1999
                                                    -----------------------------------------------------------------------
                                                                                      MEDICAL                 TELE-
                                                            INTERNET                 SCIENCES             COMMUNICATIONS
                                                             FUND*                    FUND**                 FUND***
                                                    ------------------------   ---------------------   --------------------
                  CLASS A SHARES                     SHARES        VALUE        SHARES      VALUE       SHARES      VALUE
                  --------------                    ---------   ------------   --------   ----------   --------   ---------
Shares sold                                         2,793,649   $ 73,316,704    77,108    $1,181,978    29,967    $ 461,054
Shares redeemed                                      (667,459)  $(16,837,026)  (10,972)   $ (166,535)  (17,064)   $(238,058)
                                                    ---------   ------------   -------    ----------   -------    ---------
Net increase                                        2,126,190   $ 56,479,678    66,136    $1,015,443    12,903    $ 222,996
                                                    =========   ============   =======    ==========   =======    =========

                  CLASS B SHARES
                  --------------
Shares sold                                            51,834   $  1,485,962     1,554    $   25,761     3,247    $  58,210
                                                    ---------   ------------   -------    ----------   -------    ---------
Net increase                                           51,834   $  1,485,962     1,554    $   25,761     3,247    $  58,210
                                                    =========   ============   =======    ==========   =======    =========

---------------
  * Commencement of operations November 16, 1998 for A shares and October 6, 1999 for B shares.
 ** Commencement of operations January 6, 1998 for Class A shares and October
    12, 1999 for Class B shares.
*** Commencement of operations January 6, 1998 for Class A shares and October 9,
    1999 for Class B shares.

                       See Notes to Financial Statements

MONUMENT INTERNET FUND
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                            CLASS A SHARE                CLASS B SHARE          CLASS C SHARE
                                      --------------------------   --------------------------   -------------
                                      YEAR ENDED    PERIOD ENDED   YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                                         2000          1999*          2000          1999*           2000*
                                      -----------   ------------   -----------   ------------   -------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period                              $  9.99(a)    $ 10.00        $  9.98(a)     $27.09         $13.32
                                        -------       -------        -------        ------         ------
Income from investment
 operations --
 Net investment loss                      (0.23)        (0.58)         (0.30)        (0.06)         (0.08)
 Net realized and unrealized
   gain (loss) on investments              0.20         20.56           0.19          2.92          (3.29)
                                        -------       -------        -------        ------         ------
Total from investment
 operations                               (0.03)        19.98          (0.11)         2.86          (3.37)
                                        -------       -------        -------        ------         ------
 Distributions from net
   investment income                         --            --             --            --             --
 Distributions from realized
   gains on investments                      --(b)         --             --(b)         --             --
                                        -------       -------        -------        ------         ------
Total distributions                          --            --             --            --             --
                                        -------       -------        -------        ------         ------
NET ASSET VALUE, end of period          $  9.96       $ 29.98        $  9.87        $29.95         $ 9.95
                                        =======       =======        =======        ======         ======
Total Return (excludes sales
 charge)                                  (0.28)%      185.53%***      (1.08)%       10.55%***     (25.30)%***
Ratios/Supplemental Data
Net assets, end of period (000's)       $78,680       $63,745        $17,399        $1,552         $   93
Ratio to average net assets
 Expenses (including waivers)              2.11%         2.76%**        2.84%         2.40%**        2.99%**
 Expenses (excluding waivers)              2.29%         2.76%**        3.22%         2.40%**        3.98%**
 Expenses including soft dollars           2.36%         2.84%**        3.29%         2.40%**        4.24%**
 Net investment
   loss (including waivers)               (1.59)%       (2.45)%**      (2.21)%       (3.23)%**      (2.46)%**
 Net investment
   loss (excluding waivers)               (1.77)%       (2.45)%**      (2.59)%       (3.23)%**      (3.44)%**
Portfolio turnover rate                  107.13%       112.00%***     107.13%       112.00%***     107.13%

---------------
  * Commencement of operations November 16, 1998 for A shares, October 6, 1999 for B shares and July 20, 2000 for C shares.
 ** Annualized
*** Not annualized

 (a) Net asset values, beginning of period, have been restated to reflect a three for one stock split to shareholders of record October 29, 1999, payable November 1, 1999.
 (b) Less than $0.01 per share

                       See Notes to Financial Statements

MONUMENT MEDICAL SCIENCES FUND
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                             CLASS A SHARE                         CLASS B SHARE          CLASS C SHARE
                               ------------------------------------------   ---------------------------   -------------
                                YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                   2000           1999          1998*           2000          1999*           2000*
                               ------------   ------------   ------------   ------------   ------------   -------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period                        $16.11         $10.32         $10.00         $16.11         $16.95         $30.05
                                  ------         ------         ------         ------         ------         ------
Income from investment
 operations --
 Net investment income (loss)      (0.23)         (0.10)          0.04          (0.40)         (0.01)         (0.23)
 Net realized and unrealized
   gain (loss) on investments      15.75           5.89           0.28          15.67          (0.83)          1.29
                                  ------         ------         ------         ------         ------         ------
Total from investment
 operations                        15.52           5.79           0.32          15.27          (0.84)          1.06
                                  ------         ------         ------         ------         ------         ------
 Distributions from net
   investment income                  --(a)          --             --             --(a)          --             --
 Distributions from realized
   gains on investments            (0.43)            --             --          (0.43)            --             --
                                  ------         ------         ------         ------         ------         ------
Total distributions                (0.43)            --             --          (0.43)            --             --
                                  ------         ------         ------         ------         ------         ------
NET ASSET VALUE, end of
 period                           $31.20         $16.11         $10.32         $30.95         $16.11         $31.11
                                  ======         ======         ======         ======         ======         ======
Total Return (excludes sales
 charge)                           98.43%         56.11%          3.20%***      96.85%         (4.98)%***      3.53%***
Ratios/Supplemental Data
Net assets, end of period
 (000's)                         $26,565         $1,401           $214        $16,568            $25            $47
Ratio to average net assets
 Expenses (including waivers)       2.02%          1.87%          0.00%**        2.61%          2.40%**        3.00%**
 Expenses (excluding waivers)       2.85%         16.73%         51.07%**        3.42%         17.43%**        3.82%**
 Expenses including soft
   dollars                          2.92%         16.81%         51.07%**        3.50%         17.43%**        4.07%**
 Net investment income (loss)
   (including waivers)             (0.82)%        (1.00)%         0.66%         (1.39)%        (1.51)%        (2.16)%**
 Net investment income (loss)
   (excluding waivers)             (1.63)%                                      (2.20)%                       (2.98)%**
Portfolio turnover rate           141.40%         61.00%         82.00%        141.40%         61.00%***     141.40%

---------------
  * Commencement of operations January 6, 1998 for Class A shares, October 12, 1999 for Class B shares and July 20, 2000 for Class C shares.
 ** Annualized
*** Not annualized
 (a) Less than $0.01 per share.

                       See Notes to Financial Statements

MONUMENT TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                             CLASS A SHARE                         CLASS B SHARE          CLASS C SHARE
                               ------------------------------------------   ---------------------------   -------------
                                YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                  2000*           1999          1998*           2000          1999*           2000*
                               ------------   ------------   ------------   ------------   ------------   -------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period                           $19.97         $10.78         $10.00         $19.97         $17.65         $29.54
Income from investment
 operations --
 Net investment income (loss)      (0.32)         (0.14)          0.04          (0.49)         (0.02)         (0.15)
 Net realized and unrealized
   gain on investments              2.70           9.33           0.74           2.71           2.34          (8.28)
                                  ------         ------         ------         ------         ------         ------
Total from investment
 operations                         2.38           9.19           0.78           2.22           2.32          (8.43)
                                  ------         ------         ------         ------         ------         ------
   Distributions from net
     investment income                --(a)          --             --             --(a)          --             --
                                  ------         ------         ------         ------         ------         ------
   Distributions from
     realized gains on
     investments                   (1.15)            --             --          (1.15)            --             --
                                  ------         ------         ------         ------         ------         ------
Total distributions                (1.15)            --             --          (1.15)            --             --
                                  ------         ------         ------         ------         ------         ------
NET ASSET VALUE, end of
 period                           $21.20         $19.97         $10.78         $21.04         $19.97         $21.11
                                  ======         ======         ======         ======         ======         ======
Total Return (excludes sales
 charge)                           11.31%         85.24%          7.80%***      10.48%         13.17%***     (28.54)%***
Ratios/Supplemental Data
Net assets, end of period
 (000's)                         $11,775           $593           $181         $6,884            $65            $95
Ratio to average net assets--
 Expenses (including waivers)       2.02%          1.84%          0.00%**        2.61%          2.40%**        2.98%**
 Expenses (excluding waivers)       2.84%         37.06%         58.25%          3.77%         37.15%          4.49%**
 Expenses including soft
   dollars                          2.92%         37.15%         58.25%**        3.84%         37.15%**        4.76%**
 Net investment income (loss)
   (including waivers)             (1.17)%        (1.40)%         0.70%**       (1.68)%**      (1.95)%        (2.23)%**
 Net investment income (loss)
   (excluding waivers)             (1.98)%                                      (2.85)%                       (3.74)%**
Portfolio turnover rate            60.82%        250.00%         88.00%***      60.82%        250.00%***      60.82%

---------------
  * Commencement of operations January 6, 1998 for Class A shares, October 9, 1999 for Class B shares and July 24, 2000 for Class C shares.
 ** Annualized
*** Not annualized
 (a) Less than $0.01 per share.

                       See Notes to Financial Statements

MONUMENT SERIES FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     Monument Internet Fund (currently Monument Digital Technology Fund), Monument Medical Sciences Fund and Monument Telecommunications Fund (each a "Fund" and collectively the "Funds") are each series of Monument Series Fund ("MSF") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company, and is organized as a Delaware business trust.

     The Funds currently offer three classes of shares: Class A, Class B, and Class C. Each class is subject to a combination of different 12b-1 Plan expenses and load structures.

     The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     A. USE OF ESTIMATES -- The process of preparing financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     B. INVESTMENT VALUATION -- Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale, at the mean between the closing bid and asked price on that day. Over-the-counter portfolio securities are valued at the mean between the last bid and asked prices based upon quotes furnished by market markers for such securities. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

     Other securities for which market quotes are readily available are valued at the current market price, which may be obtained from a pricing service. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees.

     C. INVESTMENT TRANSACTIONS -- All securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified costs.

     D. FEDERAL INCOME TAXES -- The Funds are treated as separate entities for Federal tax purposes. The Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute substantially all taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal income excise tax.

     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gains distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     F. DEFERRED ORGANIZATION COSTS -- Organization costs incurred by certain funds have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each fund commenced operations.

MONUMENT SERIES FUND
NOTES TO FINANCIAL STATEMENTS, continued

NOTE 2 -- RELATED PARTY TRANSACTIONS

     Monument Advisors, Ltd. ("Advisors"), is a wholly-owned subsidiary of The Monument Group, Inc. ("Group"). David A. Kugler owns all of the voting shares of Group.

     Advisors has been retained under an Investment Advisory agreement to supervise the management and investment program of the Funds. As full compensation for its services, Advisors receives a fee as follows: 1.25% on the first $250 million in Fund assets; 1.00% of the next $250 million; 0.875% of the next $250 million; 0.75% of the next $250 million; and 0.625% in excess of $1 billion. Advisors has contractually agreed to waive its fees and to pay expenses to the extent necessary to cap Class A Share total operating expenses at 2.25%; and Class B and Class C total operating expenses at 3.00% of the Funds' average daily net assets until May 1, 2001. For the period ended October 31, 2000 the Funds incurred investment adviser fees totaling $1,929,325.

     Monument Distributors, Inc. ("Distributors"), a wholly-owned subsidiary of Group, is the distributor and principal underwriter for the Fund. The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Funds pay Distributors to reimburse it for expenses which are primarily intended to result in the sale of Fund shares. Such expenses may include, but are not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payment to dealers and shareholder servicing agents that enter into agreement with Distributors. The Funds may incur such distribution expenses at the rate of 0.50% per annum for its Class A Shares, and 1.00% per annum for its Class B and C Shares, on each class's average net assets. For the period ended October 31, 2000 the Funds incurred 12b-1 fees as follows:

                                                CLASS A    CLASS B    CLASS C
                                                -------    -------    -------
Monument Internet Fund........................  $640,095   $216,698    $243
Monument Medical Sciences Fund................    94,533    109,408      79
Monument Telecommunications Fund..............    55,922     64,936     862

     Monument Shareholder Services, Inc. ("Shareholder Services"), a wholly-owned subsidiary of Group, serves as Administrator of the Funds and supervises all aspects of the operation of the Funds, except those performed by Advisors. Shareholder Services has entered into a Sub-Administrative Services agreement with PFPC, Inc. to which Shareholder Services has delegated a portion of its duties for the benefit of the Funds. As administrator, Shareholder Services and PFPC, Inc. receive an asset-based administrative fee, at the annual rate of 0.135% of average net assets. For the period ended October 31, 2000 the Funds incurred administrative fees totaling $211,903, of which $19,892 was paid to Shareholder Services.

     Shareholder Services serves as transfer agent to the Funds. Shareholder Services has entered into a Sub-Transfer Agent Services agreement with PFPC, Inc. to which Shareholder Services has delegated a portion of its duties for the benefit of the Funds. As transfer agent, Shareholder Services and PFPC, Inc. receive an asset-based transfer agent fee, at an annual rate of 0.08% of the first $250 million, 0.06% of the next $250 million; 0.04% of the next $250 million; 0.02% of the next $750 million; and 0.01% of assets in excess of $1.5 billion. For the period ended October 31, 2000 the Funds incurred transfer agent fees totaling $693,225, of which $16,578 was paid to Shareholder Services.

     Shareholder Services serves as fund accounting services agent to the Funds. Shareholder Services has entered into a Sub-Fund Accounting Services agreement with PFPC, Inc. to which Shareholder Services has delegated a portion of its duties for the benefit of the Funds. As Fund Accounting agent, Shareholder Services

MONUMENT SERIES FUND
NOTES TO FINANCIAL STATEMENTS, continued

NOTE 2 -- RELATED PARTY TRANSACTIONS -- CONTINUED and PFPC, Inc. receive an asset-based accounting fee based upon each portfolio's average net assets, as follows: 0.16% of the first $250 million; 0.12% of the next $250 million; 0.08% of the next $250 million; 0.04% of the next $750 million; and 0.03% of assets in excess of $1.5 billion. For the period ended October 31, 2000 the Funds incurred fund accounting fees totaling $381,201, of which $36,228 was paid to Shareholder Services.

     Each Trustee of the Fund who is not affiliated with the Advisor receives an annual fee of $2,000 plus an additional fee of $500 for each Board and Committee meeting attended.

NOTE 3 -- SOFT DOLLAR ARRANGEMENTS

     In allocating brokerage business to purchase securities for the Funds, Advisors gave preference to certain broker-dealers that provided brokerage, research, or other services to Advisors for the benefit of the funds under soft dollar arrangements. In making such allocations, Advisors determined that the prices obtained were consistent with its obligation to obtain best execution on behalf of the Funds. During fiscal year ended October 31, 2000, the value of soft dollar arrangements to the Funds totaled $144,663.

     Prior to the end of the fiscal year, the Funds entered into an arrangement with a broker-dealer firm whereby the broker-dealer firm will use a portion of the brokerage commissions earned in connection with trades on behalf of the Fund's series to pay for services provided to the Funds. No payments were made by the broker-dealer to any Fund service providers during fiscal year ended October 31, 2000. The Funds intend to enter into additional brokerage-service arrangements in the future.

NOTE 4 -- STOCK SPLIT

     The Monument Internet Fund effected a three for one stock split for shareholders of record on October 29, 1999, payable November 1, 1999.

NOTE 5  -- INVESTMENTS

     During the period ended October 31, 2000, purchases and sales of securities of investment transactions (excluding short-term investments) are as follows:

                                                      MONUMENT
                                        MONUMENT       MEDICAL          MONUMENT
                                        INTERNET      SCIENCES     TELECOMMUNICATIONS
                                          FUND          FUND              FUND
                                      ------------   -----------   ------------------
Purchases...........................  $194,333,308   $67,999,439      $32,562,315
Sales...............................  $137,220,080   $33,333,564      $ 9,432,862

NOTE 6 -- OPEN COVERED CALL/PUT OPTIONS WRITTEN

     As of October 31, 2000, portfolio securities valued at $12,996,688 and $6,887,228 were pledged by the custodian as cover for call options written by the Monument Internet Fund and Monument Medical Sciences Fund, respectively. Cash in the amount of $2,250,000 and $1,125,000 has been pledged as cover for put options written by the Monument Internet Fund and Monument Medical Sciences Fund, respectively.

MONUMENT SERIES FUND
NOTES TO FINANCIAL STATEMENTS, continued

NOTE 6 -- OPEN COVERED CALL/PUT OPTIONS WRITTEN -- CONTINUED
     Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                                    MONUMENT
                                   MONUMENT             MONUMENT MEDICAL       TELECOMMUNICATIONS
                                 INTERNET FUND            SCIENCES FUND               FUND
                               OPTION CONTRACTS         OPTION CONTRACTS        OPTION CONTRACTS
                            -----------------------   ---------------------   ---------------------
                            NUMBER OF     PREMIUM     NUMBER OF    PREMIUM    NUMBER OF    PREMIUM
                            CONTRACTS    RECEIVED     CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
                            ---------   -----------   ---------   ---------   ---------   ---------
Beginning of Period.......        0     $         0         0     $       0        0      $       0
Written...................    6,729       4,163,603       803       413,455      200        159,058
Closed....................   (2,015)     (1,239,613)       --            --      (20)        (9,875)
Exercised.................   (1,100)       (446,235)     (100)      (50,623)     (80)       (61,060)
Expired...................   (2,424)     (1,677,219)      (50)      (24,687)    (100)       (88,123)
                             ------     -----------     -----     ---------     ----      ---------
End of Period.............    1,190     $   800,536       653     $ 338,145        0      $       0
                             ======     ===========     =====     =========     ====      =========

     Transactions in put options written during the year ended October 31, 2000 are summarized as follows:

                                                                                     MONUMENT
                                     MONUMENT            MONUMENT MEDICAL       TELECOMMUNICATIONS
                                  INTERNET FUND            SCIENCES FUND               FUND
                                 OPTION CONTRACTS        OPTION CONTRACTS        OPTION CONTRACTS
                              ----------------------   ---------------------   --------------------
                              NUMBER OF    PREMIUM     NUMBER OF    PREMIUM    NUMBER OF   PREMIUM
                              CONTRACTS    RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
                              ---------   ----------   ---------   ---------   ---------   --------
Beginning of Period.........        0     $        0        0      $       0        0      $      0
Written.....................    2,489      1,308,531      840        514,411      245        80,467
Closed......................      (50)       (26,562)      --             --       --            --
Exercised...................     (564)      (435,036)    (290)      (224,082)    (115)      (42,062)
Expired.....................   (1,575)      (703,188)    (400)      (196,895)    (130)      (38,405)
                               ------     ----------     ----      ---------     ----      --------
End of Period...............      300     $  143,745      150      $  93,434        0      $      0
                               ======     ==========     ====      =========     ====      ========

NOTE 7  -- BROKERAGE COMMISSIONS

     The Funds placed a portion of their portfolio transactions with an affiliated brokerage firm. The commissions paid to the affiliate during the fiscal year amounted to $158,127.

NOTE 8  -- RECLASSIFICATION OF COMPONENTS OF NET ASSETS

     At October 31, 2000, undistributed net investment losses of $2,678,575, $358,219, and $269,912, were reclassified into paid in capital for Monument Internet Fund, Monument Medical Sciences Fund, and Monument Telecommunications Fund, respectively.

NOTE 9  -- CAPITAL LOSS CARRYFORWARDS

     At October 31, 2000, the Funds had capital loss carryforwards as follows:

   EXPIRATION       MONUMENT      MONUMENT MEDICAL          MONUMENT
      DATE        INTERNET FUND    SCIENCES FUND     TELECOMMUNICATIONS FUND
   ----------     -------------   ----------------   -----------------------
October 31, 2005           --           2,788                   8,656
October 31, 2006       62,686              --                      --
October 31, 2007   17,420,103         486,110               4,527,989

MONUMENT SERIES FUND
NOTES TO FINANCIAL STATEMENTS, continued

NOTE 10  -- SUBSEQUENT EVENTS

     Effective November 15, 2000, Monument Internet Fund changed its name to Monument Digital Technology Fund.

     On September 22, 2000, the board of Trustees approved a three for one and two for one split in the Monument Medical Sciences Fund and Telecommunications Fund, respectively.

     The split was effective on December 15, 2000, for shareholders of record on December 14, 2000.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of Monument Series Fund:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Monument Internet Fund, the Monument Medical Sciences Fund and the Monument Telecommunications Fund (collectively, the "Funds") of the Monument Series Fund as of October 31, 2000, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 15, 2000

MONUMENT SERIES FUND
NOTICE TO SHAREHOLDERS (UNAUDITED)

During the taxable year ended October 31, 2000, Monument Medical Sciences Fund and Monument Telecommunication Fund paid long-term capital gains of $23,639 and $12,515, respectively.

MONUMENT SERIES FUND
APPENDIX A

Special Meeting of Shareholders

     A special meeting of the shareholders of the Monument Series Fund was held on June 28, 2000 to vote on the following proposals:

      1. To reorganize Monument Series Fund into a Delaware business Trust;

      2. To elect Dave Kugler as Trustee;

      3. To elect G. Frederic White III as Trustee;

      4. To elect Francine Carb as Trustee;

      5. To elect Victor Dates as Trustee;

      6. To elect George DeBakey as Trustee;

      7. To elect David Gregg III as Trustee;

      8. To elect Rhonda Wiles-Roberson as Trustee;

      9. To ratify the selection of Deloitte and Touche, LLP as the Fund's independent auditors;

     10. To amend the Investment Advisory Agreement to: (a) raise the investment advisory fee from a maximum of 1.00% to 1.25%; and (b) to change the "breakpoints" at which the investment advisory fee is reduced, starting at $250 million instead of $50 million;

     11. To reduce the amount required to be invested in each fund's principal investment strategy from 80% to 65%;

     12. To restrict each Fund's investment strategy by requiring that portfolios be deemed "diversified"; and

     13. To convert investment limitation on short sales from a fundamental policy to a non-fundamental policy.

                                                                                        BROKER
                        FOR            AGAINST         ABSTAINED/WITHHELD             NON-VOTES
                     ---------         -------         ------------------         ------------------
           1         6,071,833         186,386             2,126,068                  1,783,488
           2         7,985,514               0               398,773
           3         7,973,774               0               410,513
           4         7,983,759               0               405,528
           5         7,981,361               0               402,926
           6         7,982,961               0               401,326
           7         7,968,048               0               416,239
           8         7,979,283               0               405,004
           9         7,996,818          75,337               312,132
          10         5,794,586         421,755               384,459                  1,783,487
          11         5,976,911         262,835               361,054                  1,783,487
          12         6,018,805         223,202               358,792                  1,783,488
          13         5,838,067         362,473               400,260                  1,783,487

INVESTMENT ADVISOR:
  Monument Advisors, Ltd.
     7201 Wisconsin Ave., Suite 650
     Bethesda, MD 20814

DISTRIBUTOR:
  Monument Distributors, Inc.
     7920 Norfolk Ave., Suite 500
     Bethesda, MD 20814

INDEPENDENT AUDITORS:
  Deloitte & Touche LLP
     Princeton Forrestal Village
     116-300 Village Boulevard
     Princeton, NJ 08540

TRANSFER AGENT:

For account information, wire purchases or redemptions, call or write:
  Monument Series Fund
     c/o PFPC, Inc.
     P.O. Box 61503
     King of Prussia, PA 19406-0903
     (888) 420-9950 Toll Free

MORE INFORMATION:

For 24 hour, 7 days a week price information, and for information on any series of Monument Series Fund, investment plans, and other shareholder services, call
(888) 420-9950 Toll Free

                       [MONUMENT FUNDS GROUP, INC. LOGO]

                              MONUMENT SERIES FUND

                             MONUMENT INTERNET FUND

                         MONUMENT MEDICAL SCIENCES FUND

                        MONUMENT TELECOMMUNICATIONS FUND

                         ANNUAL REPORT TO SHAREHOLDERS
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2000